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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2007

ASCEND ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Bldg. 400, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 519-1336

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 15, 2007, Ascend Acquisition Corp.’s Board of Directors approved an amendment to the Corporation’s Bylaws to facilitate direct share registration of the Corporation’s common stock.  Direct Share Registration allows a shareholder to be registered directly on the books of the transfer agent without the need of a physical certificate to evidence the security ownership and allows shareholders to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  The Corporation’s Bylaws, as amended by the Corporation’s Board of Directors and effective on November 15, 2007, are attached hereto as Exhibit 3.1.

Item 9.01.                                Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Bylaws, as amended, of the Corporation, effective as of November 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2007	ASCEND ACQUISITION CORP.

By:	/s/ Don K. Rice
Don K. Rice
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Bylaws, as amended, of the Corporation, effective as of November 15, 2007.